EXECUTION VERSION

AMENDMENT NO. 2

Dated as of October 28, 2013

to the

REVOLVING CREDIT AGREEMENT

Dated as of October 21, 2011

Among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS PARTY HERETO,

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Initial Issuing Bank,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
KEYBANK NATIONAL ASSOCIATION
and
THE ROYAL BANK OF CANADA,
as Co-Documentation Agents

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of October 28, 2013 (this “Amendment”) to the Revolving Credit Agreement dated as of October 21, 2011 among NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a not-for-profit cooperative association incorporated under the laws of the District of Columbia, the BANKS party thereto from time to time, THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as Initial Issuing Bank, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., KEYBANK NATIONAL ASSOCIATION and THE ROYAL BANK OF CANADA., as Co-Documentation Agents (as amended by Amendment No. 1 dated as of March 28, 2013, the “Existing Credit Agreement” and, as amended by this Amendment, the “Extended Credit Agreement”).

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Banks party to the Existing Credit Agreement, immediately prior to the effectiveness of this Amendment, (each such Bank, an “Existing Bank”) enter into this Amendment pursuant to which (i) the Existing Banks agree to extend the termination date of their Commitments to October 28, 2017 (the “Extended Commitment Termination Date”) and (ii) certain other provisions of the Existing Credit Agreement will be amended;

WHEREAS, each financial institution identified on Schedule 1 hereto as an “Extending Bank” (each, an “Extending Bank”) has agreed, on the terms and conditions set forth herein, to provide Commitments terminating on the Extended Commitment Termination Date in the amounts set forth on Schedule 1 hereto opposite such Extending Bank’s name under the heading “Commitment” (the “Extended Commitments”); and

WHEREAS, on the Second Amendment Effective Date (as defined in Section 7 below), the existing Commitment of each Extending Bank will be converted into an Extended Commitment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; References.  Unless otherwise specifically defined herein, each term used herein that is defined in the Existing Credit Agreement or in the Extended Credit Agreement, as the context shall require, has the meaning assigned to such term in the Existing Credit Agreement or in the Extended Credit Agreement, as applicable.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Amendment” and each other similar reference contained in the Existing Credit

Agreement shall, on and after the Second Amendment Effective Date, refer to the Extended Credit Agreement.

Section 2. Amended Terms and Second Amendment Effective Date Transactions.

(a) Each of the parties hereto agrees that, effective on the Second Amendment Effective Date, the Existing Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the amended pages of the Existing Credit Agreement attached hereto as Exhibit A and the Banks party hereto authorize the Administrative Agent and the Borrower to prepare a conformed copy of the Extended Credit Agreement that includes the changes contained in, and consistent with, the amended pages attached as Exhibit A.

(b) On the Second Amendment Effective Date, the Commitment of each Existing Bank that is an Extending Bank will be converted into an Extended Commitment under the Extended Credit Agreement, so that the aggregate Commitment of such Extending Bank under the Extended Credit Agreement shall equal such Extending Bank’s Extended Commitments.

Section 3. Representations of Borrower.  The Borrower represents and warrants, as of the date hereof, that:

(a) the Borrower has the corporate power and authority to execute, deliver and perform its obligations under this Amendment and under the Extended Credit Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and the Extended Credit Agreement.  The Borrower has duly executed and delivered this Amendment, and this Amendment and the Extended Credit Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought by proceeding in equity or at law);

(b) no material authorization, consent, approval or license of, or declaration, filing or registration with or exemption by, any Governmental Authority, body or agency is required in connection with the execution, delivery and performance by the Borrower of this Amendment. The Banks acknowledge that the Borrower may file this Amendment with the Securities and Exchange Commission after the Second Amendment Effective Date;

(c) the execution, delivery and performance by the Borrower of this Amendment and the Extended Credit Agreement, the borrowings contemplated hereunder and the use of the proceeds thereof will not (i) contravene any material provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority to which the Borrower is subject, (ii) require any consent under, or violate or result in any breach of any of the material terms, covenants, conditions or provisions of, or constitute a material default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower pursuant to the terms of the Extended Credit Agreement or any material indenture, mortgage, deed of trust, agreement or instrument, in each case to which the Borrower is a party or by which it or any its property or assets is bound or to which it may be subject, or (iii) violate any provision of the articles of incorporation or by-laws, as applicable, of the Borrower.

Section 4. GOVERNING LAW.  (a) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO OR ANY BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AGAINST ANY OTHER PARTY HERETO OR ANY BANK OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE EXTENDED CREDIT AGREEMENT.  NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6. Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Administrative Agent shall have received the following documents or other items, each dated the Second Amendment Effective Date unless otherwise indicated:

(a) receipt by the Administrative Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), including receipt of consent from (i) each Extending Bank and (ii) the Required Banks under the Existing Credit Agreement;

(b) receipt by the Administrative Agent of an opinion of the General Counsel of the Borrower, substantially in the form of Exhibit F to the Existing Credit Agreement, provided that an enforceability opinion under New York law, that is reasonably acceptable to the Administrative Agent, shall be furnished by the Borrower’s New York counsel, Fulbright & Jaworski LLP, subject to customary assumptions, qualifications and limitations;

(c) receipt by the Administrative Agent of a certificate signed by any one of the Chief Financial Officer, the Chief Executive Officer, the Treasurer, an Assistant Secretary-Treasurer, the Controller or the Vice President, Capital Markets Funding of the Borrower to the effect that the conditions set forth in clauses (c) through (g), inclusive, of Section 3.03 of the Extended Credit Agreement have been satisfied as of the Second Amendment Effective Date and, in the case of clauses (c), (e) and (g), setting forth in reasonable detail the calculations required to establish such compliance;

(d) receipt by the Administrative Agent of a certificate of an officer of the Borrower acceptable to the Administrative Agent stating that all consents, authorizations, notices and filings required or advisable in connection with this Amendment are in full force and effect, and the Administrative Agent shall have received evidence thereof reasonably satisfactory to it;

(e) receipt by the Administrative Agent and the Syndication Agent (or their respective permitted assigns) and by each Bank Party of all fees required to be paid in the respective amounts heretofore mutually agreed in writing, and all expenses required to be reimbursed pursuant to the terms of the Existing Credit Agreement and for which invoices have been presented, at least one (1) business day prior to the Second Amendment Effective Date;

(f) receipt by the Administrative Agent and the Banks of all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-

money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56; and

(g) receipt by the Administrative Agent of all documents the Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment all in form and substance reasonably satisfactory to the Administrative Agent.

The Administrative Agent shall promptly notify the Borrower and the Bank Parties of the Second Amendment Effective Date, and such notice shall be conclusive and binding on all parties hereto.

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By:	/s/ J. ANDREW DON
	Name: Title:	J. Andrew Don Senior Vice President & Chief Financial Officer

Signature Page to Amendment No. 2 - 2016

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and as Initial Issuing Bank

By:	/s/ EMILY FREEDMAN
	Name: Title:	Emily Freedman Vice President

Signature Page to Amendment No. 2 - 2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

JPMORGAN CHASE BANK, N.A.

By:	/s/ JUAN JAVELLANA
	Name: Title:	Juan Javellana Executive Director

Signature Page to Amendment No. 2 - 2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ EMILY FREEDMAN
	Name: Title:	Emily Freedman Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

The Bank of Nova Scotia

By:	/s/ THANE RATTEW
	Name: Title:	Thane Rattew Managing Director

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

THE BANK OF TOKYO-MITSUBUSHI UFJ, LTD.

By:	/s/ ROBERT J. MACFARLANE
	Name: Title:	Robert J. MacFarlane Vice President

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

KEYBANK NATIONAL ASSOCIATION

By:	/s/ SHERRIE I. MANSON
	Name: Title:	Sherrie I. Manson Senior Vice President

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Royal Bank of Canada

By:	/s/ FRANK LAMBRINOS
	Name: Title:	Frank Lambrinos Authorized Signatory

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Mizuho Bank, Ltd.

By:	/s/ RAYMOND VENTURA
	Name: Title:	Raymond Ventura Deputy General Manager

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

U.S. Bank National Association

By:	/s/ ERIC J. COSGROVE
	Name: Title:	Eric J. Cosgrove Vice President

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

SunTrust Bank

By:	/s/ ANDREW JOHNSON
	Name: Title:	Andrew Johnson Director

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

PNC Bank, N.A.

By:	/s/ NANCY R. BONNELL
	Name: Title:	Nancy Rosal Bonnell Vice President

Signature Page to Amendment No. 2 -2016

SIGNATURE PAGE TO AMENDMENT NO. 2 (THE “AMENDMENT”) TO THE CREDIT AGREEMENT (THE “EXISTING CREDIT AGREEMENT”) DATED AS OF OCTOBER 21, 2011, AS AMENDED BY AMENDMENT NO. 1 DATED AS OF MARCH 28, 2013, AMONG NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, AS BORROWER, THE BANKS PARTY THERETO, THE ROYAL BANK OF SCOTLAND PLC, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A. AS SYNDICATION AGENT AND THE OTHER AGENTS PARTY THERETO.

Check only one of the following:

☒
The undersigned is a Bank with an existing Commitment and consents to this Amendment with respect to the full amount of its existing Commitment, which amount will be converted in full to an Extended Commitment.

☐
The undersigned Bank with an existing Commitment consents to this Amendment with respect to its existing Commitment and also confirms its willingness to provide additional Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

☐	The undersigned is a “New Bank” and confirms its willingness to provide a Commitment under the Extended Credit Agreement in an aggregate principal amount of $_______________.

Compass Bank

By:	/s/ MICHAEL DIXON
	Name: Title:	Michael Dixon Senior Vice President

Signature Page to Amendment No. 2 -2016

SCHEDULE 1
EXTENDED COMMITMENTS

Extending Banks	Commitment
JPMorgan Chase Bank, N.A.	$120,000,000.00
The Royal Bank of Scotland PLC	$120,000,000.00
The Bank of Nova Scotia	$87,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$120,000,000.00
KeyBank National Association	$130,000,000.00
The Royal Bank of Canada	$155,000,000.00
Mizuho Bank, Ltd.	$100,000,000.00
U.S. Bank N.A.	$85,000,000.00
SunTrust Bank	$80,000,000.00
PNC Bank, National Association	$65,000,000.00
Compass Bank	$25,000,000.00

Total:	$1,087,500,000.00

EXHIBIT 1

79580.000005 EMF_US 47487966v6

NOT A LEGAL DOCUMENT

COMPOSITE COPY
REFLECTING AMENDMENT NO. 1
DATED AS OF MARCH 28, 2013
AND AMENDMENT NO. 2
DATED AS OF OCTOBER 28, 2013

REVOLVING CREDIT AGREEMENT

dated as of

October 21, 2011

among

NATIONAL RURAL UTILITIES
COOPERATIVE FINANCE CORPORATION,

THE BANKS LISTED HEREIN,

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent and Initial Issuing Bank,

JPMORGAN CHASE BANK, N.A.,
as Syndication Agent,

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

KEYBANK NATIONAL ASSOCIATION,

and

ROYAL BANK OF CANADA
as Co-Documentation Agents

RBS SECURITIES INC.,

J.P. MORGAN SECURITIES LLC,

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

KEYBANK NATIONAL ASSOCIATION,

79580.000005 EMF_US 47579885v~~1~~3

TABLE OF CONTENTS

Page

Article 1
Definitions

Section 1.01. Definitions	1
Section 1.02. Accounting Terms and Determinations	~~20~~21
Section 1.03. Types of Borrowings	21
Section 1.04. Letter of Credit	21

Article 2
The Credits

Section 2.01. Commitments to Lend and Issue Letters of Credit	21
Section 2.02. Notice of Committed Borrowings	24
Section 2.03. Money Market Borrowings	24
Section 2.04. Notice to Banks; Funding of Loans	28
Section 2.05. Notes	29
Section 2.06. Maturity of Loans	30
Section 2.07. Interest Rates	30
Section 2.08. Method of Electing Interest Rates	32
Section 2.09. Fees	~~33~~34
Section 2.10. Optional Termination or Reduction of Commitments	35
Section 2.11. Mandatory Termination of Commitments	35
Section 2.12. Optional Prepayments	35
Section 2.13. General Provisions as to Payments	36
Section 2.14. Funding Losses	~~36~~37
Section 2.15. Computation of Interest and Fees	37
Section 2.16. Taxes	37
Section 2.17. Increase of Commitments	41
Section 2.18. Replacement of Banks	42
Section 2.19. Defaulting Banks	44
Section 2.20. Issuance of Letters of Credit; Drawings and Reimbursements; Auto-Extension Letters of Credit; Funding of Participations.	~~46~~47

Article 3
Conditions

Section 3.01. Effectiveness	55
Section 3.02. Prior Credit Agreement	56
Section 3.03. Borrowings and L/C Credit Extensions	~~56~~57

79580.000005 EMF_US 47579885v~~1~~3

i

Article 4
Representations And Warranties

Section 4.01. Corporate Existence, Power and Authority	58
Section 4.02. Financial Statements	~~58~~59
Section 4.03. Litigation	~~59~~60
Section 4.04. Governmental Authorizations	60
Section 4.05. Members’ Subordinated Certificates	60
Section 4.06. No Violation of Agreements	60
Section 4.07. No Event of Default under the Indentures	~~60~~61
Section 4.08. Compliance with ERISA	61
Section 4.09. Compliance with Other Laws	~~61~~62
Section 4.10. Tax Status	~~61~~62
Section 4.11. Investment Company Act	~~61~~62
Section 4.12. Disclosure	~~61~~62
Section 4.13. Subsidiaries	62
Section 4.14. Environmental Matters	62

Article 5
Covenants

Section 5.01. Corporate Existence	~~62~~63
Section 5.02. Disposition of Assets, Merger, Character of Business, etc	63
Section 5.03. Financial Information	63
Section 5.04. Default Certificates	~~64~~65
Section 5.05. Notice of Litigation and Defaults	65
Section 5.06. ERISA	~~65~~66
Section 5.07. Payment of Charges	66
Section 5.08. Inspection of Books and Assets	66
Section 5.09. Indebtedness	~~66~~67
Section 5.10. Liens	67
Section 5.11. Maintenance of Insurance	68
Section 5.12. Subsidiaries and Joint Ventures	68
Section 5.13. Minimum TIER	69
Section 5.14. Retirement of Patronage Capital	69
Section 5.15. Use of Proceeds	~~69~~70

Article 6
Defaults

Section 6.01. Events of Default	~~69~~70
Section 6.02. Actions In Respect Of Letters Of Credit Upon Default	72
Section 6.03. Notice of Default	~~72~~73

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Article 7
The Administrative Agent

Section 7.01. Appointment and Authorization	~~72~~73
Section 7.02. Administrative Agent and Affiliates	73
Section 7.03. General Nature of the Administrative Agent’s Duties	73
Section 7.04. Consultation with Experts	74
Section 7.05. Liability of Administrative Agent	74
Section 7.06. Indemnification	~~74~~75
Section 7.07. Credit Decision	75
Section 7.08. Successor Administrative Agent	75
Section 7.09. Co-Documentation Agents, Syndication Agent and Co-Lead Arrangers Not Liable	~~75~~76
Section 7.10. Calculations	76

Article 8
Change In Circumstances

Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair	76
Section 8.02. Illegality	~~76~~77
Section 8.03. Increased Cost and Reduced Return	~~77~~78
Section 8.04. Base Rate Loans Substituted for Affected Euro-Dollar Loans	~~79~~80

Article 9
Miscellaneous

Section 9.01. Notices	80
Section 9.02. No Waivers	~~81~~82
Section 9.03. Expenses; Documentary Taxes; Indemnification	~~81~~82
Section 9.04. Sharing of Set-offs	~~82~~83
Section 9.05. Amendments and Waivers	83
Section 9.06. Successors and Assigns	84
Section 9.07. Collateral	~~86~~87
Section 9.08. Governing Law	~~86~~87
Section 9.09. Counterparts; Integration	87
Section 9.10. Several Obligations	~~87~~88
Section 9.11. Severability	~~87~~88
Section 9.12. Confidentiality	~~87~~88
Section 9.13. WAIVER OF JURY TRIAL	88
Section 9.14. USA Patriot Act	~~88~~89
Section 9.15. ICC Transactions	~~88~~89

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iii

Association, and RBC Capital Markets, 1 each in their capacity as co-lead arranger and joint bookrunner.

“Commitment” means (i) with respect to each Bank listed on the signature pages hereof, the amount set forth opposite the name of such Bank on the Commitment Schedule hereto and (ii) with respect to any Assignee that becomes a Bank pursuant to Section 9.06(c), the amount of the transferor Bank’s Commitment assigned to it pursuant to Section 9.06(c), in each case as such amount may from time to time be reduced pursuant to Sections 2.10 and 2.11; provided that, if the context so requires, the term “Commitment” means the obligation of a Bank to make loans pursuant to Section 2.01(a) and purchase participations in L/C Obligations up to, in the aggregate, such amount to the Borrower hereunder.

“Committed Borrowing” means a Borrowing under Section 2.01(a).

“Committed Loan” means a Revolving Loan; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Notice of Interest Rate Election, the term “Committed Loan” shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

“Commitment Termination Date” means October 21, ~~2016~~2017 or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

“Consolidated Entity” means at any date any Subsidiary, and any other entity the accounts of which would be combined or consolidated with those of the Borrower in its combined or consolidated financial statements if such statements were prepared as of such date.

“Credit Documentation” has the meaning set forth in Section 9.15.

“Credit Exposure” means with respect to any Bank at any time, (i) the aggregate principal amount of the Loans outstanding and (ii) the Outstanding Amount of all L/C Obligations (with the aggregate amount of each Bank’s participation in L/C Obligations deemed “held” by such Bank for purposes of this definition).

“Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both (as specified in Section 6.01) would, unless cured or waived, become an Event of Default.

1 RBC Capital Markets is the global brand name for the corporate and investment banking business of Royal Bank of Canada and its affiliates.

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interest on, such RUS Guaranteed Loan which is guaranteed by the United States of America through the RUS.

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Second 2013 Amendment” means that certain Amendment No. 2 to this Agreement dated as of October 28, 2013, among the Borrower and the Banks party thereto.

“Second 2013 Fee Letter” means that certain Fee Letter dated October 9, 2013 among the Borrower, the Administrative Agent and the Syndication Agent.

“Second Amendment Effective Date” means the “Second Amendment Effective Date” as such term is defined in the Second 2013 Amendment.

“Securities and Exchange Commission” means the Securities and Exchange Commission or any other U.S. federal governmental authority succeeding to any or all of the functions of the Securities and Exchange Commission.

“Special Purpose Subsidiary” has the meaning set forth in Section 5.12.

“Standby Letter of Credit” means any Letter of Credit issued under this Agreement, other than (i) a Trade Letter of Credit, (ii) a Performance Letter of Credit or (iii) a Backup Letter of Credit in support of either a performance letter of credit or a trade letter of credit issued by the Borrower.

“Start-up Investments” has the meaning set forth in Section 5.12.

“Subsidiary” of any Person means (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through its Subsidiaries, and (ii) any other Person in which such Person directly or indirectly through Subsidiaries has more than a 50% voting and equity interest; provided that no Person whose only assets are RUS Guaranteed Loans and investments incidental thereto shall be deemed a Subsidiary.

“Superior Indebtedness” means all Indebtedness of the Borrower and its Consolidated Entities (other than Members’ Subordinated Certificates and Qualified Subordinated Indebtedness), but excluding (i) Indebtedness of the Borrower or any of its Consolidated Entities to the extent that the proceeds of such Indebtedness are used to fund Guaranteed Portions of RUS Guaranteed

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respective Pro Rata Share allocable to such Letter of Credit pursuant to Section 2.19(a)(iv), with the balance of such fee, if any, payable to the Issuing Bank for its own account. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and (ii) subject to Section 2.19(a)(ii), due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. Notwithstanding anything to the contrary contained herein, upon the request of the Required Banks, while any payment-related Event of Default exists, all Letter of Credit Fees shall accrue at a rate per annum equal to the Euro-Dollar Margin plus 2%.

(d) Fronting Fee and Documentary and Processing Charges Payable to Issuing Banks, Etc. The Borrower shall pay directly to the relevant Issuing Bank for its own account a fronting fee with respect to each Letter of Credit issued hereunder on the average daily maximum amount available to be drawn under such Letter of Credit in an amount to be agreed between the Borrower and the applicable Issuing Bank of the L/C Obligations (whether or not such maximum amount is then in effect under such Letter of Credit) (the “Fronting Fee”). The Fronting Fee shall be computed on a quarterly basis in arrears on the basis of the actual number of days elapsed in a year of 360 days (including the first day but excluding the last day), as pro-rated for any partial quarter, as applicable, and shall be due and payable on each January 1, April 1, July 1 and October 1, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall, with respect to all Letters of Credit issued at its request, pay directly to each Issuing Bank for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of such Issuing Bank relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(e) Amendment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Bank on the Second Amendment Effective Date the upfront fees required to be paid on such date, as set forth in the Second 2013 Fee Letter.

Section 2.10. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Borrower may, upon at least three Domestic Business Days’ notice to the Administrative Agent (which notice the Administrative Agent will promptly deliver to the Banks), (i) terminate Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of Commitments in excess of the aggregate outstanding principal amount of the Loans.

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any requirement of notice of termination of the “Commitments” (as defined in the Prior 5-Year Credit Agreement) pursuant to Section 2.10 thereof and of prepayment of loans thereunder to the extent necessary to give effect to Section 3.01(f) and Section 3.02(a) hereof; provided that any such prepayment of Loans shall be subject to Section 2.14 of the Prior 5-Year Credit Agreement.

Section 3.03. Borrowings and L/C Credit Extensions. The obligation of any Bank to make a Loan on the occasion of any Borrowing and the obligation of the Issuing Bank to issue, amend or increase the principal amount thereof or extend any Letter of Credit (other than an extension pursuant to an Automatic Extension Letter of Credit in accordance with the original terms thereof) is subject to the satisfaction of the following conditions, in each case at the time of such Borrowing or L/C Credit Extensions and immediately thereafter:

(a) the fact that the Effective Date shall have occurred on or prior to October 31, 2011;

(b) receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

(c) the fact that the Borrower is in compliance with Section 7.11 of the 1994 Indenture, as such Indenture is in effect as of the date hereof;

(d) the fact that the sum of (i) the aggregate outstanding principal amount of the Loans and (ii) the Outstanding Amount of L/C Obligations will not exceed the aggregate amount of the Commitments (as such Commitments may be increased pursuant to Section 2.17;

(e) the fact that no Default shall have occurred and be continuing;

(f) the fact that the representations and warranties of the Borrower (in the case of a Borrowing or L/C Credit Extension, other than the representations set forth in Section 4.02(c), Section 4.03 and Section 4.14) contained in this Agreement shall be true in all material respects (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of Borrowing or L/C Credit Extension, in which case such representations and warranties shall be true in all material respects as of such specific date); provided that, in the case of the representation set forth in Section 4.06 being made after the Second Amendment Effective Date, such representation shall be true except to the extent not reasonably expected to have a material adverse effect on the business, financial position or results of operations of the Borrower; and

(g) the fact that (i) there shall be no collateral securing Bonds issued pursuant to any Indenture of a type other than the types of collateral permitted to secure Bonds issued pursuant to such Indenture as of the date hereof, (ii) the allowable amount of eligible collateral then pledged under any Indenture shall not exceed 150% of the aggregate principal amount of Bonds then outstanding

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agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a “Bank” party hereto, and (e) right to disclose Confidential Information to its affiliates if such affiliate agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section. Notwithstanding the foregoing, any such information supplied to a Bank Party, Participant, prospective Participant or prospective Assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge other than as a result of a breach of this Section by such Person.

Section 9.13. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 9.14. USA Patriot Act. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the Act.

Section 9.15. ICC Transactions. Notwithstanding anything to the contrary set forth in this Agreement (without limiting the terms of the penultimate sentence of this Section 9.15), including the 2013 Amendment and the Second 2013 Amendment, or in any of the Notes or other instruments or documents that have been or are in the future executed or delivered pursuant to, or that otherwise relate to, this Agreement, including the 2013 Amendment and the Second 2013 Amendment, or to any Committed Borrowings or Loans hereunder (all of the foregoing, collectively with this Agreement, the “Credit Documentation”), (a) to the extent necessary under the Credit Documentation, the Banks hereby consent to, and waive any Default, Event of Default or other breach, violation, default or noncompliance with the provisions of the Credit Documentation that might otherwise be caused by or be attributable to, the “ICC Transactions” as such term is defined in Schedule 9.15 hereto, and (b) the ICC Transactions, the “ICC Assets,” the “ICC Related Companies” (as such terms are respectively defined in Schedule 9.15 hereto), and the assets, liabilities and operations of the ICC Related Companies (including without limitation any circumstances, events, occurrences, actions or omissions relating to, of or by any of the ICC Related Companies), are hereby excluded from, and shall not be taken into account in applying, interpreting or determining compliance with, the provisions of the Credit Documentation (including without limitation, the definitions, representations, warranties, covenants, agreements, conditions and events of default set forth in the Credit Documentation) and may be excluded from any certifications, notices, reports or statements delivered or to be

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COMMITMENT SCHEDULE

Institution	Commitment

The Royal Bank of Scotland plc	$120,000,000.00

JPMorgan Chase Bank, N.A.	$120,000,000.00

The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$120,000,000.00

KeyBank National Association	$130,000,000.00

Royal Bank of Canada	$155,000,000.00

Mizuho ~~Corporate~~ Bank, Ltd.	$100,000,000.00

U.S. Bank N.A	$85,000,000.00

The Bank of Nova Scotia	$87,500,000.00

SunTrust Bank	$80,000,000.00

PNC Bank, National Association	$65,000,000.00

Compass Bank	$25,000,000.00

Total	$1,087,500,000.00

Commitment Schedule
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